Sales	6 Months Ended
Jun. 30, 2020
Revenue [abstract]
Trade receivables

5.1    Trade receivables

(in millions of euros)	June 30, 2020	December 31, 2019
Net book value of trade receivables - in the opening balance	5,320	5,295
Business related variations	615	1
Changes in the scope of consolidation	—	50
Translation adjustment	(42)	28
Reclassifications and other items	6	(53)
Net book value of trade receivables - in the closing balance	5,899	5,320

(in millions of euros)	June 30, 2020	December 31, 2019
Net trade receivables depreciated according to their age	1,036	1,233
Net trade receivables depreciated according to other criteria	455	579
Net trade receivables past due	1,491	1,812
Not past due (1)	4,408	3,508
Net trade receivables	5,899	5,320
o/w short-term trade receivables	5,656	5,044
o/w long-term trade receivables (2)	243	276
o/w net trade receivables from telecom activities	5,899	5,320
o/w net trade receivables from Orange Bank	—	—

(1)	Not due receivables are presented net of the balance of the IFRS 9 provision which amounts to (33) million euros as of June 30, 2020 and (23) million euros as of December 31, 2019.
(2)	Includes receivables from sales of handset with payment on instalments that are payable in more than 12 months and receivables from financial lease offers for companies equipment.

The Group assessed the risk of non-recovery of trade receivables as of June 30, 2020 and recognized an impairment of trade receivables for an amount of (225) million euros over the period in the income statement, of which (67) million euros for telecom activities in connection with the effects of the health crisis, mainly reflecting an increase in risk in the France segment of (27) million euros.

In an unchanged manner compared to December 31, 2019, Orange considers that the concentration of counterparty risk related to customer accounts is limited due to the large number of customers, their diversity (residential, professional and large companies) and according to their various sectors of the economy and their geographical dispersion in France and abroad.

Due to the health crisis linked to the Covid-19 pandemic, economic support measures for businesses and individuals have been taken by a number of states and have helped to partially contain the risk of non-recovery trade receivables as of June 30, 2020, thus reducing the visibility of the extent of the expected deterioration of the economic environment (in particular on the risk of business failures).

For its part, Orange has applied a series of general measures in favor of its customers (all customer segments combined), including the temporary suspension of coercive measures and collection procedures, and has granted payment schedules to certain customers.

In this specific context, the Group has stepped up its monitoring of trade receivables recovery over the period in order to manage and adapt the recovery measures, which have gradually resumed from June on all customer segments.

In view of the persistent uncertainty surrounding the economic environment, the Group will pay specific attention to the development of the risk of non-recovery of trade receivables in the second half of the year.

For Orange Bank, the effects of the health crisis on bank credit risk are described in Note 6.1.

The table below provides an analysis of the change in impairment of telecom activities trade receivables in the statement of financial position:

(in millions of euros)	June 30, 2020	December 31, 2019
Allowances on trade receivables - in the opening balance	(888)	(816)
Net addition with impact on income statement	(225)	(332)
Losses on trade receivables	141	271
Changes in the scope of consolidation	—	(1)
Translation adjustment	6	(5)
Reclassifications and other items	0	(5)
Allowances on trade receivables - in the closing balance	(966)	(888)

Customer contract net assets and liabilities	5.2 Customer contract net assets and liabilities Group analysis performed on contract assets impairment has not highlighted any significant effect as of June 30, 2020.